UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): January 20, 1999

                          COMCAST CELLULAR CORPORATION
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                     333-31009                 23-2687447
----------------------------        ------------            -------------------
(State or other jurisdiction        (Commission               (IRS employer
   of incorporation)                file number)            identification no.)

             1105 North Market Street, Wilmington, DE        19801
           ----------------------------------------------------------
             (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code: (302) 427-8991
                                                           --------------

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ITEM 5.   OTHER EVENTS

On January 20, 1999, Comcast Corporation ("Comcast"), the parent of Comcast Cellular Corporation (the "Company") issued a press release announcing that it had entered into a definitive agreement to sell the Company to SBC Communications Inc. ("SBC") for approximately $1.7 billion, including the assumption of approximately $1.3 billion of the Company's debt. Consummation of the sale is subject to certain customary conditions, including Hart-Scott-Rodino clearance and regulatory approvals. Comcast and SBC expect to complete the transaction in the third quarter of 1999.

ITEM 7.   EXHIBITS

99.1      Press Release dated January 20, 1999 from Comcast Corporation.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     COMCAST CELLULAR CORPORATION

Dated: January 21, 1999              By: /s/ Joseph J. Euteneuer
                                         ---------------------------------------
                                         Joseph J. Euteneuer
                                         Vice President

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